Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 13, 2017, among EVERI PAYMENTS INC., a Delaware corporation (the “Borrower”), EVERI HOLDINGS INC., a Delaware corporation (the “Parent”), EVERI GAMES HOLDING INC., EVERI GAMES INC., EVERI INTERACTIVE LLC, CENTRAL CREDIT, LLC AND GCA MTL, LLC, as guarantors (together with the Borrower and the Parent, the “Loan Parties”), the lenders party hereto (collectively, the “Lenders”) and JEFFERIES FINANCE LLC, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement, dated as of May 9, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Parent, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent desire to amend the Credit Agreement to decrease the Applicable Rate to the Term B Facility and to make certain other changes to the Credit Agreement, in each case, as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I.	Amendments to Credit Agreement.

A.        Clause (a) of the definition of “Applicable Rate” or “Applicable Commitment Fee Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) with respect to the Term B Facility, (i)(A) prior to the First Amendment Effective Date, 4.50% in the case of Eurodollar Rate Loans and (B) from and after the First Amendment Effective Date, 3.50% in the case of Eurodollar Rate Loans and (ii)(A) prior to the First Amendment Effective Date, 3.50% in the case of Base Rate Loans and (B) from and after the First Amendment Effective Date, 2.50% in the case of Base Rate Loans,”.

B.        Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“‘First Amendment’ means the First Amendment to Credit Agreement, dated as of November 13, 2017, by and among the Loan Parties, the Lenders party thereto and the Administrative Agent.”

“‘First Amendment Effective Date’ has the meaning specified in the First Amendment.”

C.        Sections 2.05(a) and 11.13(e) of the Credit Agreement are hereby amended by deleting the text “on or prior to the six-month anniversary of the Closing Date” appearing therein and inserting the text “either (a) on or prior to the six-month anniversary of the Closing Date or (b) after the First Amendment Effective Date and on or prior to the six-month anniversary of the First Amendment Effective Date, in either case” in lieu thereof.

D.        The last sentence of Section 11.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary in this Section 11.13, (A) in the case of any assignment and replacement of a Lender resulting from such Lender becoming a Non-Consenting Lender, (1) not later than four Business Days after such Non-Consenting Lender’s receipt of notice from the Borrower of the proposed replacement of such Non-Consenting Lender in accordance with this Section 11.13 (or such later date as the Administrative Agent may agree in its sole discretion), such Non-Consenting Lender shall execute and deliver an Assignment and Assumption to the Administrative Agent, the Borrower and the applicable assignee Lender to evidence such assignment, (2) if such Non-Consenting Lender refuses or fails to execute and deliver any such Assignment and Assumption within such four Business Day period (or such longer period as the Administrative Agent may agree in its sole discretion), then the Administrative Agent may, but shall not be required to, execute and deliver such Assignment and Assumption in the name of and on behalf of such Non-Consenting Lender and (3) irrespective of whether the Administrative Agent executes and delivers such Assignment and Assumption, such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender and (B) in the case of any assignment or delegation (including any assignment resulting from a Lender becoming a Non-Consenting Lender), a Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.”

II.	Miscellaneous Provisions.

A.        In order to induce the undersigned Lenders to enter into this First Amendment, each of the Parent and the Borrower hereby represents and warrants that:

1.        no Default or Event of Default exists on the First Amendment Effective Date or would result from this First Amendment becoming effective in accordance with its terms; and

2.        all of the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they shall be true and correct in all respects on and as of the First Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date).

B.        This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

C.        This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this First Amendment by e-mail transmission shall be equally as effective as delivery of an original executed counterpart of this First Amendment. A complete set of counterparts of this First Amendment shall be lodged with Borrower and the Administrative Agent.

D.        The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

E.        This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

1.        the Administrative Agent shall have received duly executed and delivered counterparts hereof from each Loan Party and the Administrative Agent, and each of the Required Lenders (determined immediately prior to giving effect to this First Amendment), and each Term B Lender (including each replacement Term B Lender that replaces a Non-Consenting Lender pursuant to Section 11.13 of the Credit Agreement) shall have submitted an executed signature page to EveriOct17@lendamend.com; provided, however, the provisions of Section I.D. of this First Amendment shall become effective when the Administrative Agent shall have received such counterparts from each Loan Party and the Administrative Agent, and each of the Required Lenders (determined immediately prior to giving effect to this First Amendment) shall have submitted an executed signature page to EveriOct17@lendamend.com;

2.        the Borrower shall have paid all fees and expenses required to be paid to the Administrative Agent, the Lead Arranger and the Lenders on or before the First Amendment Effective Date (including, without limitation, reasonable and documented fees and expenses of one outside counsel);

3.        the Administrative Agent shall have received from the Borrower payment of all accrued but unpaid interest through but not including the First Amendment Effective Date with respect to the Term B Facility; and

4.        the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Parent and the Borrower that (a) the representations and warranties made by Parent and Borrower in Section II. A. above are true and correct on and as of the First Amendment Effective Date and (b) the conditions precedent in this Section II. E. have been satisfied.

F.        Each Loan Party has read this First Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable in accordance with its terms, and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

G.        From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the First Amendment Effective Date.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

EVERI PAYMENTS INC. EVERI HOLDINGS INC. EVERI GAMES HOLDING INC. EVERI GAMES INC. EVERI INTERACTIVE LLC

By:	/s/ Randy L. Taylor

Name: Randy L. Taylor
Title: Chief Financial Officer

GCA MTL, LLC

By:	/s/ Michael D. Rumbolz

Name: Michael D. Rumbolz
Title: Chief Executive Officer

CENTRAL CREDIT, LLC

By: Everi Payments Inc., its sole member

By:	/s/ Randy L. Taylor

Name: Randy L. Taylor
Title: Chief Financial Officer

JEFFERIES FINANCE LLC, as Administrative Agent and a Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG EVERI PAYMENTS INC., EVERI HOLDINGS INC., EVERI GAMES HOLDING INC., EVERI GAMES INC., EVERI INTERACTIVE LLC, CENTRAL CREDIT, LLC, GCA MTL, LLC, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

By:
Name: Title:

[For Lenders needing a second signature block:

By:
Name: Title:]

[Signature Page to First Amendment to Credit Agreement]